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                                                                EXHIBIT 10.11

[MCI LOGO]

MCI TELECOMMUNICATIONS
CORPORATION

205 North Michigan Avenue
Chicago, IL 60601
312 856 2121


                                FIRST AMENDMENT

This First Amendment is made this 23rd day of Sept. 1996 between LONG DISTANCE DIRECT, INC. ("Customer") and MCI TELECOMMUNICATIONS CORPORATION ("MCI").

WHEREAS, Customer and MCI entered into a Carrier Agreement signed by Customer on March 14, 1996, and subsequently accepted by MCI on March 26, 1996 (the "Agreement").

WHEREAS, Customer and MCI desire to enter into this First Amendment for the purpose of amending the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and MCI agree as follows:

1. Paragraph 2 of Agreement is hereby deleted and replaced in its entirety with the following:

        2.      Monthly Commitment

                (a) During each of the first eight (8) months of the Agreement, Customer shall have no minimum usage requirements.

                (b) During the ninth (9) through twelfth (12) monthly billing periods under this Agreement, Customer's Monthly Usage shall equal or exceed Two Hundred Fifty Thousand Dollars ($250,000).

                (c) During the thirteenth (13th) through fifteenth (15th) monthly billing periods under this Agreement, Customer's Monthly Usage shall equal or exceed Five Hundred Thousand Dollars ($500,000).

                (d) During the sixteenth (16th) through eighteenth (18th) monthly billing periods under this Agreement, Customer's Monthly Usage shall equal or exceed Seven Hundred Fifty Thousand Dollars ($750,000).

                (e) During the nineteenth (19th) monthly billing period through the remainder of the Service term of this Agreement, Customer's Monthly Usage shall equal or exceed One Million Dollars ($1,000,000).

                (f) For purposes of this Agreement Paragraphs 2(a), 2(b), 2(c) and 2(d) combined shall comprise the "Ramp Period" (as more fully described in


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                Paragraph 14 below). Additionally, each such dollar amount set forth in the subparagraphs above shall be referred to as the "Monthly Commitment".

                (g) In the event Customer's Carrier Identification Code ("CIC") is not 80 percent (80%) loaded upon the completion of the fourth (4th) monthly billing period of the Ramp Period, MCI and Customer shall promptly meet to discuss the extension of the Ramp Period.

                (h) Monthly Usage shall mean Customer's domestic interstate usage of: MCI Carrier Network Service at the rates identified in Paragraph 4 below, MCI Carrier Operator Service, MCI Directory Assistance, MCI Debit Card Units, MCI Card Service, networkMCI Conferencing, MCI PRISM I Service and MCI 800 DAL Service after application of discounts earned hereunder, but not including any applicable taxes (and gross receipts taxes) and tax-related surcharges on MCI Services. Monthly Usage also includes usage of: (i) International Service (including MCI Service terminating in Canada and Mexico) at the rates set forth below but before any of the discounts earned under this Agreement, and International 800 DAL Service at standard tariffed rates less discounts earned under this Agreement (hereinafter "International Services"), but not including any applicable taxes (and gross receipts taxes) and tax-related surcharges on MCI International Services; and (ii) intrastate MCI Services at standard tariffed rates after application of any applicable tariffed discounts (hereinafter "Intrastate Services") but not including any applicable taxes (and gross receipts taxes) and tax-related surcharges on MCI Intrastate Services.

                (i) During and after the Ramp Period, if Customer's Monthly Usage is less than the applicable Monthly Commitment identified above, for that month Customer will pay the Customer's actual combined monthly recurring and usage charges for MCI services at standard MCI tariffed rates less applicable tariffed discounts, and an underutilization charge (which Customer agrees is reasonable) equal to fifteen percent (15%) of the difference between Monthly Commitment and Customer's Monthly Usage capped at the Monthly Commitment.

                (j) During any three (3) monthly billing periods of the Service Term ("Quarter") in which Customer's total aggregate Monthly Usage equals or exceeds an amount equal to three (3) times the applicable Monthly Commitment or Customer's aggregate Monthly Usage of CNS Outbound International Subcommitment, Customer shall receive a credit in an amount equal to any underutilization charges paid by Customer during such Quarter for the Monthly Commitment or CNS International Subcommitment, whichever is applicable. The credit shall be applied to Customer's domestic interstate invoiced usage charges (excluding taxes, surcharges and pass-


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        through access/egress (or related) charges) appearing on Customer's monthly invoice following such Quarter.

        (k)(i) During each monthly billing period of the eighteen (18) month Ramp Period in which Customer's Monthly Usage exceeds the Monthly Commitment, for such month, Customer shall receive a credit equal to the amount by which Customer's Monthly Usage exceeds the Monthly Commitment. However, in no event, shall the aggregate value of such credit(s) during the eighteen (18) month Ramp Period exceed One Million Dollars ($1,000,000).

        (ii) If at the conclusion of the eighteen (18) month Ramp Period, Customer's aggregate credit amount equals or exceeds Seven Hundred Fifty Thousand Dollars ($750,000), Customer shall be eligible to receive the credit(s) for two (2) additional monthly billing periods. However, in no event shall the aggregate value of the credits received during such two
        (2) additional monthly billing periods exceed the difference between the aggregate value of the credit at the conclusion of month eighteen of the Ramp Period and One Million Dollars ($1,000,000).

        (iii) The credits set forth in Paragraphs 2(k)(i) and 2(k)(ii) above shall be applied to Customer's Monthly Usage charges (exclusive of applicable taxes, surcharges, and pass-through access/egress (or related) charges) for MCI Services hereunder.

2. Paragraph 14 of the Agreement is hereby deleted and replace in its entirety with the following:

    14. Term

                The Ramp Period under this Agreement shall begin on April 1, 1996, provided Customer executes this Agreement on or before March 31, 1996 and shall continue for eighteen (18) months. Alternatively, the Ramp Period shall begin on the first day of the first full month following the execution of this Agreement by MCI ("Effective Date") and shall continue for eighteen (18) months. The service term shall begin on the first day of the nineteenth (19th) consecutive monthly billing period and will continue for a period of thirty (30) months thereafter ("Service Term"). In the event Customer's CIC is not eighty percent (80%) loaded as identified in Paragraph 2(g) above, MCI and Customer shall promptly meet to discuss the extension of the Ramp Period. In the event the Ramp Period is extended, the Service Term shall commence upon the completion of the revised Ramp Period. Nothing contained herein, however, shall modify or be deemed to modify MCI's right to terminate this Agreement either as provided herein, or as authorized in Section B-11.01 of the Tariff,

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        immediately upon notice to Customer if Customer fails or refuses to provide alternative or additional security requested pursuant to Section B-7.04 of the Tariff, or to terminate provision of service for any other cause as provided for in this Agreement. Upon expiration of the Service Term, Customer shall receive tariffed rates less applicable tariff discounts for services hereunder.

3. The terms of this First Amendment will become effective, following execution by both parties, as of the first full month following execution.

4. Except as expressly provided in this First Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

5. This First Amendment, together with the Agreement, is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

6. This offer will remain open and be capable of being accepted by Customer until September 27, 1996. Any and all prior offers made to Customer, whether written or oral, shall be in writing and signed by both parties.

LONG DISTANCE DIRECT, INC.                MCI TELECOMMUNICATIONS
                                          CORPORATION

/s/ Steven Lampert                        /s/ Edward W. Smith
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Signature                                 Signature

STEVEN LAMPERT                            EDWARD W. SMITH
----------------------------              ------------------------------
Printed Name                              Printed Name

President                                 Director
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Title                                     Title

9/23/96                                   9/27/96
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               Date                                        Date

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